UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Dell Technologies Inc.

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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This Schedule 14A filing consists of the following communications relating to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 22, 2019, by and among Pivotal Software, Inc. (“Pivotal”), VMware, Inc. (“VMware”) and Raven Transaction Sub, Inc. (“Merger Sub”), whereby Merger Sub will merge with and into Pivotal, with Pivotal surviving as a wholly-owned subsidiary of VMware (the “Merger”).

(i) Communication on Inside Dell blog; and

(ii) Communication to internal employees.

Each item above was first used or made available on August 22, 2019.

Headline: VMware agrees to acquire Pivotal and Carbon Black

Link to One Dell Way Blog Post: https://inside.dell.com/docs/DOC-401711

Today VMware announced definitive agreements to acquire Pivotal and Carbon Black.

VMware is the leader in data center software. Pivotal is the leader in container-based cloud native application development. When you consider containers – specifically Kubernetes - have emerged as the standard for developing workloads in the multi-cloud world, this represents a powerful combination. And would create the only company capable of building, running and managing Kubernetes-based applications with speed and efficiency.

Additionally, the proposed transaction would increase Dell Technologies Cloud’s competitive advantage and give our customers a single, consistent platform for both traditional and cloud-native workloads for hybrid cloud environments. It would also deliver to our customers and partners simplified solutions with faster features development.

It’s important to remember that the definitive agreement between VMware and Pivotal, two publicly traded companies, has been negotiated by independent, special committees of their respective Boards of Directors. The special committees have established strong safeguards and controls to ensure a fair and open process, including approval by a majority of Pivotal’s public shareholders and the satisfaction of a number of other conditions.

On Carbon Black, Pat Gelsinger sums it up best in his email to VMware team members: “Carbon Black enables VMware to take a huge step forward in delivering an enterprise-grade platform to protect workloads, applications and networks – from device to cloud. With Carbon Black, VMware can create a modern security cloud platform that can protect workloads, clients and applications for Any App running on Any Cloud.”

We are innovating across Dell Technologies to unleash the power of data to build a better world. The addition of Pivotal and Carbon Black to VMware’s already impressive capabilities accelerates these efforts and represents another step toward the digital future that lies ahead.

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Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the merger (the “Merger”) of Raven Transaction Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of VMware, Inc. (“VMware”), with and into Pivotal Software, Inc. (“Pivotal”) on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 22, 2019 (the “Merger Agreement”), by and among Pivotal, VMware, and a wholly-owned subsidiary of VMware, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. These statements reflect only the current expectations of Dell Technologies Inc.’s (“Dell Technologies”) (which we refer to as “we,” “us,” “our” or the “Company”) and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of VMware to obtain the necessary financing to complete the Merger; risks related to disruption of management’s attention from Dell Technologies’, VMware’s and/or Pivotal’s ongoing business operations due to the transaction; the effect of the announcement of the Merger on Dell Technologies’, VMware’s and/or Pivotal’s relationships with their members, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in Dell Technologies’, VMware’s and/or Pivotal’s relationships with its employees; capital market conditions, including availability of funding sources for VMware, changes in VMware’s credit ratings; risks related to VMware’s increased indebtedness, including VMware’s ability to meet certain financial covenants in its debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended February 1, 2019, as amended (our “2018 Form 10-K”). There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2018 Form 10-K and Part II, Item 1A. Risk Factors in our Form 10-Q for the quarterly period ended May 3, 2019.

Additional Information Related to the Pivotal Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger involving the merger (the “Merger”) of Raven Transaction Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of VMware, Inc. (“VMware”), with and into Pivotal Software, Inc. (“Pivotal”) on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 22, 2019 (the “Merger Agreement”), by and among Pivotal, VMware, and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger of Pivotal will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement, Rule 13e-3 Transaction Statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, VMware and/or Dell Technologies Inc. (“Dell Technologies”) in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND RULE 13E-3 TRANSACTION STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, Rule 13e-3 Transaction Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the investors portion of Pivotal’s website at pivotal.io/investors under the link “Financials” or by contacting Pivotal’s Investor Relations Department by e-mail at ir@pivotal.io.

Pivotal, VMware, and/or Dell Technologies and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements and Rule 13e-3 Transaction Statement when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Forward-Looking Statements Related to the Carbon Black Acquisition

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including among other things, statements regarding the proposed acquisition of Carbon Black, Inc. by VMware, such as: the amount and type of consideration expected to be paid for each acquisition; the net cash and equity payouts and dilutive impact on VMware; the sources of funding for the acquisitions, including VMware’s ability to access short-term borrowing; the expected timing for the acquisitions; the growth opportunities and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to how many of Carbon Black’s stockholders will tender their shares in the tender offer; (3) the possibility that the acquisition does not close; (4) the possibility that competing offers may be made; (5) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (6) risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; (7) the risk that the business will not be integrated successfully; (8) disruption from the transaction making it more difficult to maintain business and operational relationships; (9) negative effects of this announcement or the consummation of the proposed acquisition on the market price of VMware’s common stock, credit ratings and operating results; (10) the risk of litigation and regulatory actions related to the proposed acquisition; (11) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (12) other unexpected costs or delays in connection with the acquisition. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Carbon Black Acquisition and Where to Find It

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Carbon Black securities, nor is it a substitute for the tender offer materials that VMware and its acquisition subsidiary will file with the SEC. The solicitation and offer to buy Carbon Black stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, VMware and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Carbon Black will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. CARBON BLACK STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CARBON BLACK SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Carbon Black stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting VMware or Carbon Black. Copies of the documents filed with the SEC by Carbon Black will be available free of charge on Carbon Black internet website at investors.carbonblack.com/financial-information/sec-filings or by contacting Carbon Black’s Investor Relations Department at (617) 393-7400. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s internet website at ir.vmware.com contacting VMware’s Investor Relations Department via email at IR@vmware.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, VMware and Carbon Black each file annual, quarterly and current reports and other information with the SEC. VMware’s and Carbon Black’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov.

###

Today, VMware announced definitive agreements to acquire Pivotal and Carbon Black.

Michael shared his perspective in a post on Inside Dell Technologies.

Communication Guidance

As previously advised, global spokespersons and communicators should continue to refrain from speaking about the proposed transaction with team members, customers, media or other stakeholders and, instead, refer to the public filings. Additionally, do not engage in any social media on this topic, including liking or sharing posts.

Media Inquiries

All media inquiries should be directed to Dave Farmer (Dave_Farmer@dell.com) in Dell’s Global Communications department.

Thank you,

Marilyn Olson

Marilyn Olson

Senior Director, Global Communications

Executive & Internal Communications

Dell Technologies | Marketing

mobile +1 619 302 2522

office +1 619 326 8378

Marilyn.Olson@Dell.com

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the merger (the “Merger”) of Raven Transaction Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of VMware, Inc. (“VMware”), with and into Pivotal Software, Inc. (“Pivotal”) on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 22, 2019 (the “Merger Agreement”), by and among Pivotal, VMware, and a wholly-owned subsidiary of VMware, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. These statements reflect only the current expectations of Dell Technologies Inc.’s (“Dell Technologies”) (which we refer to as “we,” “us,” “our” or the “Company”) and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of VMware to obtain the necessary financing to complete the Merger; risks related to disruption of management’s attention from Dell Technologies’, VMware’s and/or Pivotal’s ongoing business operations due to the transaction; the effect of the announcement of the Merger on Dell Technologies’, VMware’s and/or Pivotal’s relationships with their members, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in Dell Technologies’, VMware’s and/or Pivotal’s relationships with its employees; capital market conditions, including availability of funding sources for VMware, changes in VMware’s credit ratings; risks related to VMware’s increased indebtedness, including VMware’s ability to meet certain financial covenants in its debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended February 1, 2019, as amended (our “2018 Form 10-K”). There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2018 Form 10-K and Part II, Item 1A. Risk Factors in our Form 10-Q for the quarterly period ended May 3, 2019.

Additional Information Related to the Pivotal Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger involving the merger (the “Merger”) of Raven Transaction Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of VMware, Inc. (“VMware”), with and into Pivotal Software, Inc. (“Pivotal”) on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 22, 2019 (the “Merger Agreement”), by and among Pivotal, VMware, and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger of Pivotal will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement, Rule 13e-3 Transaction Statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, VMware and/or Dell Technologies Inc. (“Dell Technologies”) in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND RULE 13E-3 TRANSACTION STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, Rule 13e-3 Transaction Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the investors portion of Pivotal’s website at pivotal.io/investors under the link “Financials” or by contacting Pivotal’s Investor Relations Department by e-mail at ir@pivotal.io.

Pivotal, VMware, and/or Dell Technologies and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements and Rule 13e-3 Transaction Statement when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Forward-Looking Statements Related to the Carbon Black Acquisition

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including among other things, statements regarding the proposed acquisition of Carbon Black, Inc. by VMware, such as: the amount and type of consideration expected to be paid for each acquisition; the net cash and equity payouts and dilutive impact on VMware; the sources of funding for the acquisitions, including VMware’s ability to access short-term borrowing; the expected timing for the acquisitions; the growth opportunities and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to how many of Carbon Black’s stockholders will tender their shares in the tender offer; (3) the possibility that the acquisition does not close; (4) the possibility that competing offers may be made; (5) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (6) risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; (7) the risk that the business will not be integrated successfully; (8) disruption from the transaction making it more difficult to maintain business and operational relationships; (9) negative effects of this announcement or the consummation of the proposed acquisition on the market price of VMware’s common stock, credit ratings and operating results; (10) the risk of litigation and regulatory actions related to the proposed acquisition; (11) other business effects, including the effects of industry, market, economic, political or regulatory conditions; and (12) other unexpected costs or delays in connection with the acquisition. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Additional Information about the Carbon Black Acquisition and Where to Find It

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Carbon Black securities, nor is it a substitute for the tender offer materials that VMware and its acquisition subsidiary will file with the SEC. The solicitation and offer to buy Carbon Black stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, VMware and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Carbon Black will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. CARBON BLACK STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CARBON BLACK SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Carbon Black stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting VMware or Carbon Black. Copies of the documents filed with the SEC by Carbon Black will be available free of charge on Carbon Black internet website at investors.carbonblack.com/financial-information/sec-filings or by contacting Carbon Black’s Investor Relations Department at (617) 393-7400. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s internet website at ir.vmware.com contacting VMware’s Investor Relations Department via email at IR@vmware.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, VMware and Carbon Black each file annual, quarterly and current reports and other information with the SEC. VMware’s and Carbon Black’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov.